Capital Structure - Conversion (Details)	12 Months Ended
Dec. 31, 2013
Series C Preferred Shares
Class Of Stock [Line Items]
Redemption terms

The Series C Preferred Shares are not subject to mandatory redemption. At any time on or after July 29, 2016 and prior to July 29, 2018, the Company, at its option, may redeem, in whole or in part, the Series C Preferred Shares at a redemption price equal to 101% of the liquidation preference of $25.00 per share and at any time thereafter at a redemption price equal to the liquidation preference of $25.00 per share, in each case plus an amount equal to all accumulated and unpaid dividends. The Series C Preferred Shares are not convertible into common shares, except under certain conditions upon a change of control of the Company.

Series B-1 Preferred Shares
Class Of Stock [Line Items]
Conversion terms

On July 18, 2012, following the closing of the offering, discussed above, the Company redeemed 692,641 of the Series B Preferred Shares at a price equal to the liquidation preference of $30.00 per share, plus accrued and unpaid dividends and exchanged the remaining outstanding Series B Preferred Shares which were held by Neige International, on a one-for-one basis, with Series B-1 Preferred Shares. The Series B-1 Preferred Shares were identical to the Series B Preferred Shares in all material respects except they had a conversion right, pursuant to which the Company at its sole option, would have the right to convert, in whole or in part at any time from time to time, any outstanding Series B-1 Preferred Shares into common shares.